Employee Benefits (Details Textual)	1 Months Ended	12 Months Ended
	Dec. 16, 2018	Dec. 31, 2018
Employee Benefits (Textual)
Description of retirement benefit plan termination terms		Terminate the employment of 163 long-standing permanent employees in each of the years 2015-2021 (the Company?s right is accumulated over the years).
Description of retirement benefit plan	A plan was approved for the implementation of an efficiency plan for 2019 for the retirement of 243 permanent employees (new and old). In addition, a voluntary retirement plan was decided on, by the end of the collective agreement period (the end of 2021) for all employees of Bezeq who were transferred to Bezeq from the Ministry of Communications (94 employees). The financial statements include an expense of NIS 452 for these plans. In addition, in 2018, retirement expenses were recognized in the amount of NIS 15, mainly for employee severance benefits in the Bezeq Group companies.	In the first half of 2018, the voluntary redundancy plan was approved, and 71 employees retired at a cost of NIS 92.
Actuarial assumptions discount rate		0.50%
Actuarial assumptions future salary increase		0.50%
Actuarial assumptions employees leaving rate		5.00%
Expected individual wage growth assumed		2019-2026